Item 77C - Submission of Matters to a Vote of Security Holders

A Special Meeting of Shareholders of Max-Cap Fund (the "Fund"), a portfolio of Federated Index Trust (the "Trust"), was held on November 17, 1999. On September 20, 1999, the record date for shareholders voting at the meeting, there were 99,070,625 total outstanding shares of the Fund. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1:  To elect four Directors.1

				SHARES VOTED  SHARES VOTED
                                   FOR         WITHHELD
Nicholas P. Constantakis	66,872,722    371,212
John F. Cunningham		66,837,788    406,146
Charles F. Mansfield		66,836,957    406,977
John S. Walsh			66,869,421    374,513

1 The following Directors continued their terms: John F. Donahue, Thomas G. Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D.,
Peter E. Madden, John E. Murray, Jr., Marjorie P. Smuts and J. Christopher Donahue.

AGENDA ITEM 2: To amend the Fund's fundamental investment policy regarding diversification.

SHARES VOTED	   SHARES VOTED	           SHARES	    BROKER
    FOR              AGAINST              ABSTAINING       NON-VOTE
57,424,333	   485,216	           453,789	  8,012,860

AGENDA ITEM 3: To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
    FOR               AGAINST             ABSTAINING         NON-VOTE
57,424,333	   1,343,999		   462,741	    8,012,861

AGENDA ITEM 4: To amend the Fund's fundamental investment policy regarding investments in real estate.

SHARES VOTED	   SHARES VOTED	          SHARES	      BROKER
    FOR               AGAINST            ABSTAINING 	     NON-VOTE
58,036,405	   710,891		  483,777	    8,012,861

AGENDA ITEM 5: To amend the Fund's fundamental investment policy regarding investments in commodities.

SHARES VOTED	   SHARES VOTED	          SHARES	      BROKER
    FOR               AGAINST            ABSTAINING 	     NON-VOTE
57,921,987	   843,225		  465,862	    8,012,860

AGENDA ITEM 6: To amend the Fund's fundamental investment policy regarding underwriting securities.

SHARES VOTED	   SHARES VOTED	          SHARES	      BROKER
    FOR               AGAINST            ABSTAINING          NON-VOTE
58,068,216	   696,196		  466,661	    8,012,861

AGENDA ITEM 7: To amend the Fund's fundamental investment policy regarding lending by the Fund.

SHARES VOTED	   SHARES VOTED	          SHARES	      BROKER
    FOR               AGAINST            ABSTAINING          NON-VOTE
57,195,339	   1,564,149		  471,585	    8,012,861

AGENDA ITEM 8: To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

SHARES VOTED	   SHARES VOTED	          SHARES	       BROKER
    FOR               AGAINST            ABSTAINING 	      NON-VOTE
57,944,703	   814,092	          472,278	     8,012,861

AGENDA ITEM 9: To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

SHARES VOTED	  SHARES VOTED	          SHARES	     BROKER
    FOR              AGAINST             ABSTAINING         NON-VOTE
57,123,463	1,639,362		  468,249	   8,012,860

AGENDA ITEM 10: To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

SHARES VOTED	  SHARES VOTED	          SHARES	    BROKER
    FOR              AGAINST             ABSTAINING        NON-VOTE
57,140,152	  1,620,841		  470,080	  8,012,861

AGENDA ITEM 11: To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding investing in restricted securities.

SHARES VOTED	  SHARES VOTED	          SHARES	    BROKER
    FOR              AGAINST             ABSTAINING        NON-VOTE
57,105,120	  1,650,298		  475,655	  8,012,861

AGENDA ITEM 12: To eliminate the Fund's fundamental investment policy on selling securities short.

SHARES VOTED	SHARES VOTED	         SHARES	           BROKER
    FOR            AGAINST              ABSTAINING 	  NON-VOTE
57,069,699	1,694,066		 467,308	 8,012,861

AGENDA ITEM 13: To eliminate the Fund's fundamental investment policy on investing in issuers whose securities are owned by officers and Trustees.

SHARES VOTED	SHARES VOTED	        SHARES	           BROKER
    FOR            AGAINST             ABSTAINING         NON-VOTE
NON-VOTE
56,897,425	1,856,535		477,113		8,012,861

AGENDA ITEM 14: To require the approval of a majority of the outstanding voting securities of the Trust in the event of the sale or conveyance of the assets of the Trust to another trust or corporation.

SHARES VOTED	SHARES VOTED	       SHARES	          BROKER
   FOR             AGAINST            ABSTAINING         NON-VOTE
57,553,779	1,268,188	       408,106		8,012,861

AGENDA ITEM 15: To permit the Board of Trustees to liquidate the assets of the Trust, or of its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.

SHARES VOTED	SHARES VOTED	       SHARES	         BROKER
   FOR             AGAINST            ABSTAINING        NON-VOTE
55,141,352	3,647,999	       441,722	       8,012,861


A Special Meeting of Shareholders of Mini-Cap Fund (the "Fund"), a portfolio of Federated Index Trust (the "Trust"), was held on November 17, 1999. On September 20, 1999, the record date for shareholders voting at the meeting, there were 7,481,949 total outstanding shares of the Fund. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1:  To elect four Directors.1

				SHARES VOTED	SHARES VOTED
                                   FOR            WITHHELD

Nicholas P. Constantakis	4,639,702	10,562
John F. Cunningham		4,640,155	10,109
Charles F. Mansfield		4,640,155	10,109
John S. Walsh			4,639,226	11,038

1 The following Directors continued their terms: John F. Donahue, Thomas G.Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D.,
Peter E. Madden, John E.Murray, Jr., Marjorie P. Smuts and
J. Christopher Donahue.

AGENDA ITEM 2: To amend the Fund's fundamental investment policy regarding diversification.

SHARES VOTED	   SHARES VOTED	           SHARES	       BROKER
   FOR                AGAINST             ABSTAINING 	      NON-VOTE
3,980,399	   18,077		   50,689	     601,099

AGENDA ITEM 3: To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,943,878	   52,902		   52,386	    601,098

AGENDA ITEM 4: To amend the Fund's fundamental investment policy regarding investments in real estate.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,971,857	   14,662		   62,646	    601,099

AGENDA ITEM 5: To amend the Fund's fundamental investment policy regarding investments in commodities.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,973,969	   24,678		   50,518	    601,099

AGENDA ITEM 6: To amend the Fund's fundamental investment policy regarding underwriting securities.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,978,952	   17,683		   52,530	    601,099

AGENDA ITEM 7: To amend the Fund's fundamental investment policy regarding lending by the Fund.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,941,547	   56,024		   51,594	    601,099

AGENDA ITEM 8: To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,981,292	   18,890		   48,984	    601,098

AGENDA ITEM 9: To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,942,018	   55,437		   51,710	    601,099

AGENDA ITEM 10: To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,939,130	   56,714		   53,321	    601,099

AGENDA ITEM 11: To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding investing in restricted securities.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,961,478	   38,792		   48,895	    601,099

AGENDA ITEM 12: To eliminate the Fund's fundamental investment policy on selling securities short.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,951,264	   45,595		   52,307	    601,098

AGENDA ITEM 13: To require the approval of a majority of the outstanding voting securities of the Trust in the event of the sale or conveyance of the assets of the Trust to another trust or corporation.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,953,095	    49,361		   46,709	    601,099

AGENDA ITEM 14: To permit the Board of Trustees to liquidate the assets of the Trust, or of its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
3,721,812	   280,905		   46,449	    601,098


A Special Meeting of Shareholders of Mid-Cap Fund (the "Fund"), a portfolio of Federated Index Trust (the "Trust"), was held on November 17, 1999. On September 20, 1999, the record date for shareholders voting at the meeting, there were 6,160,508 total outstanding shares of the Fund. The following items, which are required to be reported under this Item 77C, were approved by shareholders of the Fund and the results of their voting were as follows:

AGENDA ITEM 1:  To elect four Directors.1

				SHARES VOTED	SHARES VOTED
                                   FOR            WITHHELD
Nicholas P. Constantakis	4,709,574	7,511
John F. Cunningham		4,710,986	6,099
Charles F. Mansfield		4,711,494	5,591
John S. Walsh			4,710,533	6,552

1 The following Directors continued their terms: John F. Donahue, Thomas G.Bigley, John T. Conroy, Jr., Lawrence D. Ellis, M.D.,
Peter E. Madden John E.Murray, Jr., Marjorie P. Smuts and J. Christopher Donaheu

AGENDA ITEM 2: To amend the Fund's fundamental investment policy regarding diversification.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
4,299,176	   25,235		   31,197	    361,477

AGENDA ITEM 3: To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
4,110,565	   214,101	           30,942	    361,477

AGENDA ITEM 4: To amend the Fund's fundamental investment policy regarding investments in real estate.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
4,300,802	    22,168		   32,638	    361,477

AGENDA ITEM 5: To amend the Fund's fundamental investment policy regarding investments in commodities.

SHARES VOTED	   SHARES VOTED	           SHARES	      BROKER
   FOR                AGAINST             ABSTAINING 	     NON-VOTE
4,288,485		35,907		   31,216	    361,477

AGENDA ITEM 6: To amend the Fund's fundamental investment policy regarding underwriting securities.

SHARES VOTED	   SHARES VOTED	           SHARES	     BROKER
   FOR                AGAINST             ABSTAINING 	    NON-VOTE
4,293,676	   30,533		   31,399	    361,477

AGENDA ITEM 7: To amend the Fund's fundamental investment policy regarding lending by the Fund.

SHARES VOTED	   SHARES VOTED	           SHARES	     BROKER
   FOR                AGAINST             ABSTAINING        NON-VOTE
4,083,807	   239,585		   32,216	   361,477

AGENDA ITEM 8: To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
SHARES VOTED	   SHARES VOTED	           SHARES	     BROKER
   FOR                AGAINST             ABSTAINING 	    NON-VOTE
4,294,866	   31,439		   29,303	   361,477

AGENDA ITEM 9: To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.

SHARES VOTED	   SHARES VOTED	           SHARES	    BROKER
   FOR                AGAINST             ABSTAINING 	   NON-VOTE
4,086,119	   237,563		   31,925	  361,478

AGENDA ITEM 10: To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

SHARES VOTED	   SHARES VOTED	           SHARES	    BROKER
   FOR                AGAINST             ABSTAINING 	   NON-VOTE
4,093,994	   230,763		   30,851         361,477

AGENDA ITEM 11: To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding investing in restricted securities.

SHARES VOTED	   SHARES VOTED	           SHARES	    BROKER
   FOR                AGAINST             ABSTAINING 	   NON-VOTE
4,091,593	   234,676		   29,339	  361,477

AGENDA ITEM 12: To eliminate the Fund's fundamental investment policy on selling securities short.

SHARES VOTED	   SHARES VOTED	           SHARES	    BROKER
   FOR                AGAINST             ABSTAINING 	   NON-VOTE
4,079,674	   244,157		   31,777	  361,477

AGENDA ITEM 13: To require the approval of a majority of the outstanding voting securities of the Trust in the event of the sale or conveyance of the assets of the Trust to another trust or corporation.

SHARES VOTED	   SHARES VOTED	           SHARES	    BROKER
   FOR                AGAINST             ABSTAINING 	   NON-VOTE
4,107,873	   216,590		   31,144	  361,478

AGENDA ITEM 14: To permit the Board of Trustees to liquidate the assets of the Trust, or of its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.

SHARES VOTED	   SHARES VOTED	           SHARES	    BROKER
   FOR                AGAINST             ABSTAINING 	   NON-VOTE
4,020,719	   306,102		   28,787	  361,477

The Definitive Proxy Statement for the Special Meeting held on November 17, 1999, was filed with the Securities and Exchange Commission on October 12, 1999, and is incorporated by reference (File No. 811-6061).